UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2012

Semi-Annual Repor t

Legg Mason

Western Asset

Short Duration

Municipal Income

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Short Duration Municipal Income Fund

Fund objective

The Fund seeks to generate high current income exempt from regular federal income tax* while preserving capital.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Fund name change

On August 1, 2012, the Fund’s name will change to Western Asset Short Duration Municipal Income Fund. There will be no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Short Duration Municipal Income Fund for the six-month reporting period ended April 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 31, 2012

Legg Mason Western Asset Short Duration Municipal Income Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended April 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.8% in the third quarter of 2011. The economy then gathered further momentum late in 2011, as the Commerce Department reported that fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. However, economic growth in the U.S. then moderated somewhat, as the Commerce Department’s second estimate for first quarter 2012 GDP growth was 1.9%.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.9%. Unemployment then generally declined over the next six months and was 8.1% in April 2012, the lowest rate since January 2009. The housing market showed some positive signs, although it still appears to be searching for a bottom. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. However, existing-home sales rose 3.4% on a seasonally adjusted basis in April 2012 versus the previous month. In addition, the NAR reported that the median existing-home price for all housing types was $177,400 in April 2012, up 10.1% from April 2011. Despite these positives, the inventory of unsold homes rose 9.5% in April versus the previous month.

After experiencing a soft patch in the summer of 2011, the manufacturing sector expanded at a stronger pace during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011, it had a reading of 50.6, its lowest reading in two years (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector gathered momentum and ended January 2012 at 54.1, its highest reading since June 2011. After falling to 52.4 in February, the PMI rose to 53.4 in March and 54.8 in April. In addition, sixteen of the eighteen industries tracked by the Institute for Supply Management expanded in April. By comparison, fifteen and eleven industries expanded in March and February, respectively.

IV	Legg Mason Western Asset Short Duration Municipal Income Fund

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended April 30, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.25% and 2.17%, respectively. Two-year Treasuries hit their low for the reporting period of 0.21% in mid-January 2012, and ten-year Treasuries reached their reporting period trough of 1.30% in late January 2012. With the economy gathering some momentum, Treasury yields moved higher toward the end of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then fell in late March and April given renewed fears over the European sovereign debt crisis. When the reporting period ended on April 30, 2012, two-year Treasury yields were 0.27% and ten-year Treasury yields were 1.95%.

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. Looking back, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” The Fed repeated this point at its meeting in April, saying “To support a stronger economic recovery and to help ensure that inflation, over time, is at the rate most consistent with its dual mandate, the Committee expects to maintain a highly accommodative stance for monetary policy.”

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. A flight to quality occurred in November given fears regarding the European sovereign debt crisis. Risk appetite returned over the next three months of the period, due to some better-than-expected economic data in the U.S. and signs of progress in the European situation. However, concerns related to Europe triggered another bout of risk aversion in March and for much of April. For the six months ended April 30, 2012, the Barclays Capital U.S. Aggregate Indexv returned 2.44%.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market outperformed its taxable bond counterpart during the six months ended April 30, 2012. Over that period, the Barclays Capital Municipal Bond Indexvi and the Barclays Capital U.S. Aggregate Index returned 5.50% and 2.44%, respectively. The municipal bond market outperformed the taxable bond market during five of the six months of the period given solid demand, a sharp decline in new issuance, improving tax revenues and low default rates. Additionally, investor sentiment improved as a number of states made progress toward shoring up their financial situation by raising taxes and cutting expenses.

Legg Mason Western Asset Short Duration Municipal Income Fund	V

Performance review

For the six months ended April 30, 2012, Class A shares of Legg Mason Western Asset Short Duration Municipal Income Fund, excluding sales charges, returned 1.60%. The Fund’s unmanaged benchmark, the Barclays Capital Three-Year Municipal Bond Indexvii, returned 1.75% for the same period. The Lipper Short Municipal Debt Funds Category Average1 returned 1.25% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of April 30, 2012 (unaudited)
(excluding sales charges)	6 months
Legg Mason Western Asset Short Duration Municipal Income Fund:
Class A	1.60%
Class C	1.42%
Class I	1.68%
Barclays Capital Three-Year Municipal Bond Index	1.75%
Lipper Short Municipal Debt Funds Category Average[1]	1.25%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended April 30, 2012 for Class A, Class C and Class I shares were 0.88%, 0.55% and 1.02%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 29, 2012, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 0.65%, 1.02% and 0.52%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 31, 2012

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers,

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 89 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Legg Mason Western Asset Short Duration Municipal Income Fund

Investment commentary (cont’d)

regulatory and political developments, uncertainties and public perceptions, and other factors. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii	The Barclays Capital Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years.

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2012 and October 31, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2011 and held for the six months ended April 30, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A	1.60%	$1,000.00	$1,016.00	0.65%	$3.26	Class A	5.00%	$1,000.00	$1,021.63	0.65%	$3.27
Class C	1.42	1,000.00	1,014.20	1.01	5.06	Class C	5.00	1,000.00	1,019.84	1.01	5.07
Class I	1.68	1,000.00	1,016.80	0.51	2.56	Class I	5.00	1,000.00	1,022.33	0.51	2.56

[1]	For the six months ended April 30, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — April 30, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

BC Three-Year	— Barclays Capital Three-Year Municipal Bond Index
LMWA Short Duration	— Legg Mason Western Asset Short Duration Municipal Income Fund
VRDN	— Variable Rate Demand Note

4	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — April 30, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected sectors benchmark as of the end of the reporting period.

BC Three-Year	— Barclays Capital Three-Year Municipal Bond Index
LMWA Short Duration	— Legg Mason Western Asset Short Duration Municipal Income Fund
VRDN	— Variable Rate Demand Note

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	5

Schedule of investments (unaudited)

April 30, 2012

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 82.9%
Alabama — 0.7%
Alabama State Public School & College Authority	5.000%	5/1/14	$7,500,000	$8,173,650
East Alabama Health Care Authority, Health Care Facilities Revenue	5.000%	9/1/13	500,000	531,525	(a)(b)
Fairfield, AL, IDB, Environmental Improvement Revenue, U.S. Steel Corp. Project	5.375%	6/1/15	5,000,000	5,112,700
Total Alabama				13,817,875
Alaska — 0.8%
North Slope Boro, AK, GO	5.000%	6/30/12	1,500,000	1,511,415
North Slope Boro, AK, GO	5.000%	6/30/13	1,500,000	1,581,090
Valdez, AK, Marine Terminal Revenue, BP Pipelines Inc. Project	5.000%	1/1/18	10,000,000	11,621,200
Total Alaska				14,713,705
Arizona — 1.2%
Arizona State, COP:
Department of Administration, AGM	5.000%	10/1/13	6,000,000	6,362,460
Department of Administration, AGM	5.000%	10/1/14	12,405,000	13,441,562
Phoenix, AZ, Civic Improvement Corp., Water System Revenue	5.000%	7/1/13	2,255,000	2,377,198
Total Arizona				22,181,220
California — 10.4%
California Health Facilities Financing Authority Revenue:
Adventist Health System	5.000%	3/1/13	2,000,000	2,070,660
Providence Health & Services System	5.000%	10/1/12	1,000,000	1,019,210
Providence Health & Services System	5.250%	10/1/13	500,000	534,675
California Infrastructure & Economic Development Bank Revenue, J. Paul Getty Trust	2.500%	4/1/13	5,000,000	5,102,800	(a)
California State Department of Water Resources, Power Supply Revenue	5.000%	5/1/15	16,250,000	17,991,325
California State Economic Recovery, GO	5.000%	7/1/14	10,000,000	10,929,700	(a)
California Statewide CDA Revenue:
FHA, Methodist Hospital Project	5.500%	8/1/13	2,450,000	2,583,133
FHA, Methodist Hospital Project	5.500%	2/1/14	2,000,000	2,140,420
Kaiser Permanente	5.000%	5/1/17	11,565,000	13,345,894	(a)(c)
Proposition 1A Receivables Program	5.000%	6/15/13	20,000,000	21,007,800
Central Valley Financing Authority, CA, Cogeneration Project Revenue:
Carson Ice Generation Project	5.000%	7/1/15	750,000	820,748
Carson Ice Generation Project	5.000%	7/1/16	1,000,000	1,121,310

See Notes to Financial Statements.

6	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Contra Costa, CA, Water District Revenue	5.000%	10/1/15	$14,115,000	$16,162,381
Contra Costa, CA, Water District Revenue	4.000%	10/1/16	4,750,000	5,383,175
Contra Costa, CA, Water District Revenue	5.000%	10/1/16	9,000,000	10,587,960
El Dorado, CA, Irrigation District, COP	3.500%	8/1/15	1,085,000	1,151,673
Newport Beach, CA, Revenue, Hoag Memorial Hospital Presbyterian	5.000%	2/7/13	4,000,000	4,132,800	(a)
Port of Oakland, CA	5.000%	5/1/16	2,500,000	2,753,200	(d)
Port of Oakland, CA	5.000%	5/1/17	2,250,000	2,501,392	(d)
Sacramento, CA, Cogeneration Authority Project Revenue:
Procter & Gamble Project	5.000%	7/1/12	600,000	604,350
Procter & Gamble Project	5.000%	7/1/13	800,000	839,800
Procter & Gamble Project	5.000%	7/1/14	650,000	702,527
Procter & Gamble Project	5.000%	7/1/15	875,000	972,632
Procter & Gamble Project	5.000%	7/1/16	1,000,000	1,138,920
Sacramento, CA, USD, COP, AGM	3.140%	3/1/14	8,455,000	8,478,082	(a)
San Bernardino County, CA, COP, Arrowhead Project	5.000%	8/1/14	5,000,000	5,320,650
San Bernardino County, CA, Transportation Authority, Sales Tax Revenue	4.000%	5/1/12	7,000,000	7,000,000
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/13	4,220,000	4,422,687
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/14	2,000,000	2,181,840
San Francisco, CA, City & County Airports Commission, International Airport Revenue	2.250%	12/4/12	16,500,000	16,682,325	(a)
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.000%	5/1/15	4,300,000	4,808,862
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/12	6,285,000	6,402,655
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/13	6,005,000	6,328,609
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/14	5,000,000	5,441,100
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/15	4,890,000	5,625,603
Total California				198,290,898
Colorado — 1.7%
Colorado Health Facilities Authority Revenue:
Catholic Health Initiatives	5.000%	11/8/12	3,250,000	3,329,235	(a)
Catholic Health Initiatives	5.000%	11/12/13	7,000,000	7,479,080	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	7

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Colorado — continued
Catholic Health Initiatives	5.250%	11/12/13	$1,750,000	$1,876,403	(a)
Catholic Health Initiatives	5.250%	11/12/13	250,000	268,975	(a)(b)
Catholic Health Initiatives	5.000%	11/11/14	5,000,000	5,519,350	(a)
Evangelical Lutheran Good Samaritan Society	5.000%	12/1/14	10,000,000	10,857,800	(a)
Denver, CO, City & County, Excise Tax Revenue, AGM	5.000%	9/1/12	2,500,000	2,536,775
Total Colorado				31,867,618
Connecticut — 2.8%
Connecticut State Development Authority, PCR, Connecticut Light & Power Co. Project	1.250%	9/3/13	30,000,000	30,162,600	(a)
Connecticut State, GO	0.760%	4/15/16	4,300,000	4,313,244	(e)
Connecticut State, GO	0.910%	4/15/17	4,000,000	4,015,200	(e)
Connecticut State, HEFA Revenue, Yale University	4.000%	2/7/13	8,400,000	8,641,332	(a)
Connecticut State, Resources Recovery Authority Revenue:
Covanta Southeastern Connecticut Co.	4.000%	11/15/13	1,235,000	1,286,228	(d)
Covanta Southeastern Connecticut Co.	4.000%	11/15/14	1,755,000	1,873,164	(d)
Covanta Southeastern Connecticut Co.	4.000%	11/15/15	2,635,000	2,871,307	(d)
Total Connecticut				53,163,075
District of Columbia — 1.4%
District of Columbia Housing Finance Agency, MFH Revenue, WDC I Limited Partnership Development, LOC-Suntrust Bank	0.470%	5/2/12	4,215,000	4,215,000	(d)(e)
District of Columbia Income Tax Secured Revenue	5.000%	12/1/12	21,295,000	21,887,427
Total District of Columbia				26,102,427
Florida — 7.2%
Broward County, FL, School Board, COP	4.000%	7/1/17	2,000,000	2,220,060	(c)
Broward County, FL, School Board, COP	5.000%	7/1/17	3,945,000	4,572,886	(c)
Citizens Property Insurance Corp., FL:
Coastal	5.000%	6/1/15	10,000,000	10,916,100
Senior Secured High Risk Notes	5.000%	6/1/12	10,000,000	10,037,700
Senior Secured High Risk Notes	5.000%	6/1/13	25,000,000	26,210,500
Cityplace, FL, Community Development District, Special Assessment Revenue	5.000%	5/1/14	640,000	683,328
Cityplace, FL, Community Development District, Special Assessment Revenue	5.000%	5/1/16	1,075,000	1,194,723
Cityplace, FL, Community Development District, Special Assessment Revenue	5.000%	5/1/17	1,000,000	1,123,690
Florida State Board of Education, Lottery Revenue	5.000%	7/1/15	20,380,000	22,842,312
Florida State Municipal Power Agency Revenue, All Requirements Power	5.000%	10/1/13	3,850,000	4,050,739

See Notes to Financial Statements.

8	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville	5.000%	10/1/16	$2,000,000	$2,285,720
JEA, FL, Electric System Revenue	5.000%	10/1/14	5,000,000	5,410,400
Miami-Dade County, FL, Expressway Authority Toll System Revenue:
Assured Guaranty	2.000%	7/1/12	2,345,000	2,350,393
Assured Guaranty	2.000%	7/1/13	4,135,000	4,195,123
Assured Guaranty	3.000%	7/1/14	5,315,000	5,512,665
Assured Guaranty	3.000%	7/1/15	2,120,000	2,215,782
Miami-Dade County, FL, Special Obligation:
Capital Asset Acquisition	4.000%	4/1/13	1,190,000	1,225,593
Capital Asset Acquisition, AGM	4.000%	4/1/14	1,205,000	1,279,397
Capital Asset Acquisition, AGM	4.000%	4/1/15	1,225,000	1,306,119
Orange County, FL, Tourist Development Tax Revenue	5.000%	10/1/15	15,235,000	17,044,613
Osceola County, FL, Capital Improvements Revenue	5.000%	10/1/12	1,465,000	1,488,777
Osceola County, FL, Capital Improvements Revenue	5.000%	10/1/13	1,370,000	1,436,089
Osceola County, FL, Capital Improvements Revenue	5.000%	10/1/14	1,990,000	2,134,195
Volusia County, FL, School Board, Sales Tax Revenue, AGM	5.500%	10/1/12	5,465,000	5,556,429
Total Florida				137,293,333
Georgia — 1.2%
Atlanta, GA, Water & Wastewater Revenue	4.000%	11/1/12	3,365,000	3,425,301
Burke County, GA, Development Authority Revenue, Georgia Transmission Corp. Vogtle Project	1.250%	5/1/15	15,000,000	15,000,000	(a)
Public Gas Partners Inc., GA, Project Revenue	5.000%	10/1/12	2,300,000	2,338,594
Public Gas Partners Inc., GA, Project Revenue	5.000%	10/1/13	1,400,000	1,482,334
Total Georgia				22,246,229
Illinois — 4.5%
Chicago, IL, Transit Authority Sales Tax Receipts Revenue	5.000%	12/1/15	2,155,000	2,436,077
Illinois EFA Revenues, University of Chicago	3.375%	2/3/14	8,000,000	8,380,320	(a)
Illinois Finance Authority Revenue, Northwestern Memorial Hospital	5.000%	8/15/13	3,250,000	3,431,642
Illinois Finance Authority, Gas Supply Revenue, Peoples Gas Light & Coke Co.	2.625%	8/1/15	6,000,000	6,182,040	(a)
Illinois Finance Authority, National Rural Utilities Cooperative Finance Corp., Gtd. Solid Waste Disposal Revenue, Prairie Power Inc.	3.000%	5/6/14	12,000,000	12,374,040	(a)
Illinois State Finance Authority Revenue, Ascension Health	5.000%	5/1/17	4,000,000	4,666,640	(a)(c)

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	9

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Illinois State, GO	5.000%	1/1/15	$45,000,000	$49,117,500
Total Illinois				86,588,259
Indiana — 3.6%
Indiana Finance Authority Water Utility Revenue, Citizens Energy	3.000%	10/1/14	4,000,000	4,182,280
Indiana Finance Authority, Wastewater Utility Revenue, CWA Authority	3.000%	10/1/16	10,340,000	11,091,097
Indiana Health Facility Financing Authority Revenue	5.000%	8/1/13	5,330,000	5,620,272	(a)
Indiana Health Facility Financing Authority Revenue:
Ascencion Health	5.000%	7/28/16	4,000,000	4,599,080	(a)
Ascension Health	4.000%	6/1/16	21,000,000	23,200,590	(a)
Jasper County, IN, PCR, Northern Indiana Public Service, NATL	5.200%	6/1/13	1,000,000	1,040,940
Richmond, IN, Hospital Authority Revenue:
Reid Hospital & Health Care Services Inc. Project	4.000%	1/1/13	1,000,000	1,017,370
Reid Hospital & Health Care Services Inc. Project	4.250%	1/1/14	1,255,000	1,301,084
Whiting, IN, Environmental Facilities Revenue, BP Products North America Inc.	2.800%	6/2/14	15,260,000	15,747,404	(a)
Total Indiana				67,800,117
Iowa — 0.3%
Iowa Finance Authority Health Facilities Revenue, Central Iowa Health System	5.000%	8/15/12	5,500,000	5,570,950	(a)
Kansas — 0.2%
Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light	5.250%	4/1/13	4,000,000	4,123,720	(a)
Kentucky — 0.3%
Kentucky State Property & Building Commission, EDR	5.000%	5/1/14	2,035,000	2,193,669
Kentucky State Property & Building Commission Revenue, AGM	5.250%	10/1/15	3,800,000	4,355,408
Total Kentucky				6,549,077
Louisiana — 0.2%
Louisiana Local Government Environmental Facilities & CDA:
Louisiana Community & Technical College System Facilities Corp. Project	4.000%	10/1/13	1,750,000	1,830,430
Louisiana Community & Technical College System Facilities Corp. Project	4.000%	10/1/14	1,500,000	1,574,955
Louisiana State Citizens Property Insurance Corp., Assessment Revenue	3.500%	6/1/13	730,000	752,148
Total Louisiana				4,157,533

See Notes to Financial Statements.

10	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Maryland — 0.1%
Maryland State Transportation Authority, Passenger Facility Charge Revenue, Baltimore/Washington International	5.000%	6/1/17	$1,965,000	$2,283,310	(d)
Massachusetts — 2.8%
Lawrence, MA, GO, BAN	1.500%	9/1/12	1,700,000	1,706,086
Massachusetts State HEFA Revenue, Northeastern University	4.000%	10/1/12	1,000,000	1,014,440
Massachusetts State Port Authority Revenue	5.000%	7/1/12	2,250,000	2,265,930	(d)
Massachusetts State Port Authority Revenue	5.000%	7/1/13	2,500,000	2,618,700	(d)
Massachusetts State Port Authority Revenue	5.000%	7/1/14	5,000,000	5,357,400	(d)
Massachusetts State Port Authority Revenue	5.000%	7/1/15	4,010,000	4,401,216	(d)
Massachusetts State, GO	0.320%	2/1/14	21,500,000	21,508,600	(e)
Massachusetts State, GO, Consolidated Loan	0.460%	9/1/14	15,000,000	15,024,750	(e)
Total Massachusetts				53,897,122
Michigan — 5.7%
Detroit, MI, City School District, GO:
School Building & Site Improvement, Q-SBLF	5.000%	5/1/15	1,275,000	1,414,294
School Building & Site Improvement, Q-SBLF	5.000%	5/1/16	2,000,000	2,262,100
School Building & Site Improvement, Q-SBLF	5.000%	5/1/17	2,500,000	2,871,475
Michigan Finance Authority Revenue, Detroit School District	5.000%	6/1/16	23,000,000	24,643,120
Michigan State Building Authority Revenue:
Facilities Program	3.000%	10/15/12	2,225,000	2,250,988
Facilities Program	3.000%	10/15/13	2,430,000	2,513,349
Facilities Program	4.000%	10/15/14	2,915,000	3,112,929
Facilities Program	4.000%	10/15/15	2,030,000	2,205,006
Michigan State Finance Authority Revenue:
Hospital Oakwood Obligated Group	3.000%	11/1/15	3,795,000	3,978,830	(c)
Hospital Oakwood Obligated Group	4.000%	11/1/16	2,240,000	2,440,704	(c)
Hospital Oakwood Obligated Group	4.000%	11/1/17	4,645,000	5,057,894	(c)
Michigan State Housing Development Authority	3.500%	6/1/12	8,225,000	8,232,402
Michigan State Strategic Fund Ltd. Obligation Revenue, Detroit Edison Co.	5.250%	8/1/14	11,000,000	12,117,710	(a)
Wayne County, MI, Airport Authority Revenue:
Detroit Metropolitan Airport	5.000%	12/1/14	2,810,000	3,013,388	(d)
Detroit Metropolitan Airport	5.000%	12/1/15	27,680,000	30,172,584	(d)
Western Townships, MI, Utilities Authority Sewer Disposal Systems, GO	4.000%	1/1/13	1,000,000	1,024,480

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	11

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Western Townships, MI, Utilities Authority Sewer Disposal Systems, GO	4.000%	1/1/14	$2,100,000	$2,203,509
Total Michigan				109,514,762
Minnesota — 0.6%
Minnesota Agricultural & Economic Development Board Revenue:
Essentia Health Care	4.000%	2/15/14	3,460,000	3,625,353
Essentia Health Care	5.000%	2/15/15	1,340,000	1,470,047
Northern Municipal Power Agency, MN, Electric System Revenue	5.000%	1/1/13	6,000,000	6,170,640
Total Minnesota				11,266,040
Missouri — 0.1%
Boone County, MO, Hospital Revenue, Boone Hospital Center	5.000%	8/1/13	500,000	520,345
Missouri State Environmental Improvement & Energy Resources Authority, KC Power & Light Co. Project	4.900%	7/1/13	700,000	721,938	(a)(d)
Total Missouri				1,242,283
Nebraska — 0.2%
Central Plains Energy Project, NE, Gas Project Revenue, Project #3	5.000%	9/1/18	4,050,000	4,530,857
Nevada — 0.3%
Clark County, NV, Refunding Bond Bank, GO, AMBAC	5.000%	11/1/13	1,400,000	1,498,910	(f)
Clark County, NV, Airport Revenue	5.000%	7/1/12	4,500,000	4,531,050
Total Nevada				6,029,960
New Jersey — 4.0%
Gloucester County, NJ, Improvement Authority, Solid Waste Resource Recovery Revenue, Waste Management Inc. Project	2.625%	12/3/12	5,250,000	5,310,270	(a)
Hudson County, NJ, Improvement Authority Revenue, County-GTD Pooled Notes	2.000%	8/17/12	4,500,000	4,522,275
New Jersey EDA Revenue:
School Facilities	4.000%	9/1/14	4,000,000	4,294,560
School Facilities	5.000%	9/1/15	3,000,000	3,390,690
School Facilities	5.000%	9/1/16	4,605,000	5,330,195
School Facilities Construction	5.000%	12/15/13	2,000,000	2,132,640
School Facilities Construction	5.000%	12/15/14	2,000,000	2,213,760
New Jersey Health Care Facilities Financing Authority Revenue:
Catholic Health East	5.000%	11/15/13	2,325,000	2,460,664
Catholic Health East	5.000%	11/15/14	4,710,000	5,114,589

See Notes to Financial Statements.

12	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
New Jersey State EDA Revenue	5.000%	6/15/13	$3,000,000	$3,141,480
New Jersey State EDA Revenue	5.000%	6/15/14	4,000,000	4,330,720
New Jersey State EDA Revenue	5.000%	6/15/16	5,000,000	5,591,950
New Jersey State EDA Revenue	5.000%	6/15/17	6,000,000	6,811,740
New Jersey State EFA Revenue:
Rider University	5.000%	7/1/17	1,000,000	1,146,920
University of Medicine & Dentistry of New Jersey	6.000%	12/1/14	5,000,000	5,671,650
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/13	4,725,000	4,997,113
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/15	4,500,000	5,038,245
New Jersey State Transportation Trust Fund Authority, Transportation Systems, FGIC	5.250%	12/15/13	5,000,000	5,370,950
Total New Jersey				76,870,411
New Mexico — 0.4%
Albuquerque, NM, Airport Revenue	5.000%	7/1/12	1,665,000	1,677,071
Farmington, NM, PCR, Arizona Public Service Co.	2.875%	10/10/13	4,000,000	4,067,520	(a)(d)
New Mexico State Hospital Equipment Loan Council Hospital Revenue, Presbyterian Healthcare Services	5.000%	8/1/12	2,000,000	2,021,300
Total New Mexico				7,765,891
New York — 9.7%
Babylon, NY, Industrial Development Agency Resource Recovery Revenue:
Covanta Babylon Inc.	5.000%	1/1/14	2,500,000	2,619,350
Covanta Babylon Inc.	5.000%	1/1/15	4,295,000	4,592,558
Greece, NY, CSD, GO	5.000%	12/15/17	650,000	773,253	(c)
MTA, NY, Revenue	5.000%	11/15/13	5,000,000	5,326,350	(a)
New York City, NY, Health & Hospital Corp. Revenue, Health System	5.000%	2/15/15	4,000,000	4,449,760
New York City, NY, TFA Revenue:
Future Tax Secured	5.000%	11/1/13	4,000,000	4,279,480
Future Tax Secured	5.000%	11/1/14	20,935,000	23,289,559
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/13	2,470,000	2,552,523	(f)
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/14	3,000,000	3,232,500
New York City, NY, Trust for Cultural Resources Revenue:
Juilliard School	2.750%	7/1/12	3,550,000	3,564,519	(a)
Juilliard School	2.100%	7/1/15	4,000,000	4,178,600	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	13

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York State Dormitory Authority Revenues, Non-State Supported Debt, Interagency Council Pooled Loan Program	4.000%	7/1/16	$1,085,000	$1,189,410
New York State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co. of New York Inc. Project	1.450%	11/1/12	18,000,000	18,079,020	(a)(d)
New York State Energy Research & Development Authority, PCR, New York State Electric & Gas Corp.	2.125%	3/15/15	14,000,000	14,280,140
New York State Environmental Facilities Corp., Solid Waste Disposal Revenue, Waste Management Inc. Project of New Jersey	2.500%	1/2/13	4,000,000	4,042,240	(a)
New York State Thruway Authority Service Contract Revenue, Local Highway & Bridge	5.000%	4/1/15	33,000,000	37,092,000
New York, NY, GO	5.000%	9/1/12	2,500,000	2,539,625
Triborough Bridge & Tunnel Authority, NY, Revenue	4.000%	11/15/12	27,500,000	28,059,625	(a)
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/14	20,000,000	22,017,400	(a)
Total New York				186,157,912
North Dakota — 0.2%
McLean County, ND, Solid Waste Facilities Revenue, Great River Energy	3.500%	7/1/15	3,000,000	3,139,950	(a)(d)
Ohio — 2.2%
Montgomery County, OH, Revenue, Miami Valley Hospital	5.250%	11/15/14	2,650,000	2,901,670	(a)
Ohio State Air Quality Development Authority Revenue:
Columbus Southern Power Co.	3.875%	6/1/14	5,000,000	5,244,100	(a)
Pollution Control, FirstEnergy Nuclear Generation Corp.	3.750%	12/1/14	20,995,000	21,994,362	(a)
Ohio State Higher Educational Facility Commission Revenue, Oberlin College	5.000%	10/1/14	3,000,000	3,302,550
Ohio State University, General Receipts	5.000%	12/1/14	7,000,000	7,801,920
Total Ohio				41,244,602
Oregon — 0.9%
Clackamas County, OR, Hospital Facility Authority Revenue:
Legacy Health System	5.000%	7/15/12	7,000,000	7,053,550	(a)
Legacy Health System	5.000%	7/15/14	5,000,000	5,379,450	(a)
Oregon State Department of Administrative Services, Lottery Revenue	5.000%	4/1/14	2,000,000	2,175,380
Oregon State Facilities Authority Revenue:
Legacy Health System	5.000%	3/15/13	1,000,000	1,039,570

See Notes to Financial Statements.

14	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oregon — continued
Legacy Health System	5.000%	3/15/14	$750,000	$804,608
Total Oregon				16,452,558
Pennsylvania — 5.7%
Allegheny County, PA, Hospital Development Authority Revenue, University Pittsburgh Medical Center	5.000%	5/15/15	8,250,000	9,230,925
Beaver County, PA, IDA, PCR, FirstEnergy Nuclear Generation Corp.	3.375%	7/1/15	10,000,000	10,372,200	(a)
Montgomery County, PA, Higher Education & Health Authority Hospital Revenue:
Abington Memorial Hospital	5.000%	6/1/13	2,000,000	2,082,880
Abington Memorial Hospital	5.000%	6/1/14	2,670,000	2,871,852
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue:
Exelon Generation Co. LLC	5.000%	6/1/12	2,000,000	2,007,260	(a)
PPL Energy Supply LLC	3.000%	9/1/15	25,250,000	26,248,890	(a)
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue, Philadelphia Funding Program	5.000%	6/15/13	10,000,000	10,512,000
Pennsylvania State Economic Development Financing Authority, Exempt Facilities Revenue:
Amtrak Project	5.000%	11/1/15	500,000	555,570	(d)
Amtrak Project	5.000%	11/1/16	325,000	367,159	(d)
Amtrak Project	5.000%	11/1/17	1,920,000	2,200,013	(d)
Amtrak Project	3.000%	11/1/18	750,000	777,825	(d)
Pennsylvania State IDA, Economic Development	5.000%	7/1/17	3,630,000	4,235,048	(c)
Philadelphia, PA, School District, GO	5.000%	9/1/14	10,000,000	10,925,200
Pittsburgh, PA, Water & Sewer Authority System Revenue, Assured Guaranty	2.625%	9/1/12	4,750,000	4,764,202	(a)
St. Mary Hospital Authority, PA, Health System Revenue:
Catholic Health East	5.000%	11/15/13	3,100,000	3,291,642
Catholic Health East	4.000%	11/15/14	4,330,000	4,631,628
Trinity, PA, Area School District, GO:
AGM	4.000%	11/1/16	5,040,000	5,604,228	(c)
AGM	5.000%	11/1/17	4,875,000	5,737,875	(c)
University of Pittsburgh, PA, Commonwealth System of Higher Education, University Capital Project	5.500%	9/15/13	2,800,000	2,967,020	(a)
Total Pennsylvania				109,383,417

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	15

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
South Carolina — 1.1%
Piedmont Municipal Power Agency, SC, Electric Revenue	5.000%	1/1/15	$2,000,000	$2,185,740
South Carolina State Public Service Authority Revenue:
Santee Cooper Project	5.000%	12/1/16	8,000,000	9,393,040
Santee Cooper Project	5.000%	12/1/17	8,000,000	9,606,640
Total South Carolina				21,185,420
Tennessee — 2.4%
Lewisburg, TN, IDB, Solid Waste Disposal Revenue, Waste Management Inc. Project	2.500%	7/1/12	4,250,000	4,261,092
Memphis, TN, Electric Systems Revenue	5.000%	12/1/15	25,000,000	28,534,250
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	9/1/15	6,000,000	6,554,220
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	9/1/16	5,000,000	5,539,900
Total Tennessee				44,889,462
Texas — 6.2%
Dallas-Fort Worth, TX, International Airport Revenue	4.000%	11/1/12	2,000,000	2,036,740
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/13	4,000,000	4,271,400
Dallas-Fort Worth, TX, International Airport Revenue	4.000%	11/1/14	3,500,000	3,771,530
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/14	2,500,000	2,755,525
Gulf Coast Waste Disposal Authority, TX, Environmental Facilities Revenue, BP Products North America Project	2.300%	9/3/13	25,550,000	26,077,607	(a)
Gulf Coast, TX, Waste Disposal Authority, U.S. Steel Corp. Project	5.750%	9/1/17	3,000,000	3,135,240
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Methodist Hospital System	5.000%	6/1/12	5,000,000	5,018,550	(a)
Methodist Hospital System	5.000%	6/1/13	5,000,000	5,232,100	(a)
Methodist Hospital System	5.250%	12/1/13	500,000	537,605
Houston, TX, Airport System Revenue	5.000%	7/1/16	8,715,000	9,869,215	(d)
Houston, TX, Airport System Revenue	5.000%	7/1/17	10,000,000	11,538,200	(d)
Lower Colorado River, TX, Authority Revenue	5.000%	5/15/14	9,960,000	10,846,440
Lower Colorado River, TX, Authority Revenue	5.000%	5/15/14	40,000	43,783	(f)
North Texas Tollway Authority Revenue	5.000%	1/1/13	1,000,000	1,028,910	(a)
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.625%	12/15/17	8,945,000	9,939,952
Texas State Public Finance Authority Revenue, Unemployment Compensation	5.000%	7/1/16	20,000,000	23,040,200
Total Texas				119,142,997

See Notes to Financial Statements.

16	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Virgin Islands — 0.7%
Virgin Islands Public Finance Authority Revenue:
Senior Lien	5.000%	10/1/13	$3,250,000	$3,384,940
Senior Lien	5.000%	10/1/14	3,000,000	3,203,460
Subordinated Lien	5.000%	10/1/13	3,765,000	3,913,266
Subordinated Lien	5.000%	10/1/14	3,250,000	3,457,772
Total U.S. Virgin Islands				13,959,438
Utah — 0.5%
Utah State, GO	4.000%	7/1/13	10,000,000	10,435,700
Virginia — 1.6%
Virginia State Public School Authority, School Financing	5.000%	8/1/14	15,000,000	16,529,400
Wise County, VA, IDA, Solid Waste and Sewer Disposal Revenue, Virginia Electric & Power Co.	2.375%	11/1/15	10,000,000	10,286,500	(a)
York County, VA, EDA, PCR, Virginia Electric & Power Co.	4.050%	5/1/14	3,500,000	3,685,325	(a)
Total Virginia				30,501,225
Washington — 0.5%
Chelan County, WA, Public Utility, District No. 1, Consolidated Revenue	5.250%	7/1/14	6,000,000	6,526,200	(d)
Washington State Health Care Facilities Authority Revenue:
PeaceHealth	5.000%	11/1/13	1,000,000	1,058,110
PeaceHealth	5.000%	11/1/14	1,550,000	1,693,112
Total Washington				9,277,422
Wisconsin — 0.5%
Milwaukee County, WI, Airport Revenue	5.000%	12/1/12	1,000,000	1,025,630	(d)
Milwaukee County, WI, Airport Revenue	5.000%	12/1/14	805,000	871,711	(d)
Wisconsin HEFA, Health Care Facilities Revenue:
Luther Hospital	5.000%	11/15/12	1,750,000	1,790,845
Luther Hospital	4.000%	11/15/13	1,075,000	1,126,976
Wisconsin State Petroleum Inspection Fee Revenue	5.000%	7/1/14	3,750,000	4,095,225
Total Wisconsin				8,910,387
Total Investments before Short-Term Investments (Cost — $1,541,177,574)				1,582,547,162
Short-Term Investments — 19.1%
Arizona — 1.0%
Yavapai County, AZ, IDA Revenue, Skanon Investments Drake Project, LOC-Citibank N.A.	0.480%	9/1/35	18,450,000	18,450,000	(g)(h)

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	17

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — 0.1%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Acacia Creek at Union Project, SPA-Bank of America N.A.	0.350%	7/1/38	$1,200,000	$1,200,000	(g)(h)
District of Columbia — 0.0%
District of Columbia Revenue, American Psychological Association, LOC-Bank of America	0.390%	3/1/28	235,000	235,000	(g)(h)
Florida — 1.1%
Hillsborough County, FL, IDA Revenue, Independent Day School Project of Tampa, LOC-Bank of America N.A.	0.530%	9/1/26	1,400,000	1,400,000	(g)(h)
Miami-Dade County, FL, IDA, Gulliver School Project, LOC-Bank of America	0.370%	9/1/29	3,045,000	3,045,000	(g)(h)
Pinellas County, FL, Health Facilities Authority Revenue, Hospital Facilities Bayfront Projects, LOC-SunTrust Bank	0.340%	7/1/34	11,500,000	11,500,000	(g)(h)
Sarasota County, FL, Health Facility Authority Revenue, Bay Village Project, LOC-Bank of America N.A.	0.530%	12/1/23	5,300,000	5,300,000	(g)(h)
Total Florida				21,245,000
Georgia — 0.5%
Habersham County, GA, Development Authority, IDR, SteelCell of North America Inc., LOC-Bank of America N.A.	0.570%	9/1/29	5,890,000	5,890,000	(g)(h)
Valdosta-Lowndes County, GA, IDA Revenue, Steeda Autosports Project, LOC-Bank of America N.A.	0.600%	2/1/29	3,700,000	3,700,000	(d)(g)(h)
Total Georgia				9,590,000
Illinois — 0.8%
Illinois Development Finance Authority Revenue, Metropolitan Family Services, LOC-Bank of America N.A.	0.530%	1/1/29	5,611,000	5,611,000	(g)(h)
Illinois Development Finance Authority, IDR, Elite Manufacturing Tech Inc. Project, LOC-LaSalle Bank N.A.	0.600%	6/1/24	2,185,000	2,185,000	(d)(g)(h)
Illinois DFA, IDR, Profile Packaging Inc. Project, LOC-LaSalle Bank N.A.	0.700%	7/1/18	2,000,000	2,000,000	(d)(g)(h)
Libertyville, IL, Industrial Revenue, Fabrication Technologies, LOC-LaSalle Bank N.A.	0.700%	12/1/28	1,735,000	1,735,000	(d)(g)(h)
Savanna, IL, IDR, Metform LLC Project, LOC-Bank of America N.A.	0.400%	5/1/19	3,400,000	3,400,000	(g)(h)
Total Illinois				14,931,000
Indiana — 0.2%
Indiana Finance Authority, Solid Waste Disposal Revenue, New Holland Dairy Leasing, LOC-LaSalle Bank N.A.	0.600%	12/1/27	3,200,000	3,200,000	(d)(g)(h)

See Notes to Financial Statements.

18	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Iowa — 0.1%
Iowa Finance Authority, IDR, PowerFilm Inc. Project, LOC-Bank of America N.A.	0.600%	6/1/28	$1,700,000	$1,700,000	(d)(g)(h)
Louisiana — 0.3%
Louisiana PFA Revenue, C-Port LLC Project, LOC-Bank of America N.A.	0.340%	10/1/28	4,800,000	4,800,000	(g)(h)
Maryland — 0.2%
Baltimore County, MD, EDR, Republic Services Inc. Project, LOC-Bank of America	0.340%	9/1/20	4,120,000	4,120,000	(d)(g)(h)
Massachusetts — 0.1%
Massachusetts State DFA Revenue, Horner Millwork Corp., LOC-Bank of America	0.700%	3/1/27	1,200,000	1,200,000	(d)(g)(h)
Massachusetts State HEFA Revenue, Partners Healthcare Systems, SPA-JPMorgan Chase	0.200%	7/1/27	100,000	100,000	(g)(h)
Massachusetts State, GO, Consolidated Loan, SPA-Bank of America N.A.	0.300%	3/1/26	100,000	100,000	(g)(h)
Total Massachusetts				1,400,000
Michigan — 0.2%
Michigan State Strategic Fund Limited Obligation Revenue, Transnav Technologies Inc., LOC-LaSalle Bank Midwest	0.600%	12/1/27	3,305,000	3,305,000	(d)(g)(h)
Mississippi — 0.0%
Mississippi Business Finance Corp., IDR, Central Mississippi Banking Co. LLP, LOC-Bank of America N.A.	0.600%	11/1/25	595,000	595,000	(d)(g)(h)
New Hampshire — 1.1%
New Hampshire State Business Finance Authority, Lonza Biologies Inc. Project, LOC-Landesbank Hessen-Thuringen	1.850%	11/1/20	14,000,000	14,000,000	(d)(g)(h)
New Hampshire State HEFA Revenue, New London Hospital Association Inc., LOC-Sovereign Bank FSB & Banco Santander PR	0.700%	10/1/37	7,505,000	7,505,000	(g)(h)
Total New Hampshire				21,505,000
New Jersey — 0.0%
New Jersey Health Care Facilities Financing Authority Revenue, Virtua Health Inc., LOC-JPMorgan Chase	0.270%	7/1/43	350,000	350,000	(g)(h)
New York — 7.7%
New York City, NY, GO:
LIQ-Dexia Credit Local	0.350%	4/1/35	40,300,000	40,300,000	(g)(h)
LOC-Dexia Credit Local	0.380%	1/1/36	27,630,000	27,630,000	(g)(h)
New York City, NY, Municipal Water Finance Authority, SPA-Dexia Credit Local	0.360%	6/15/32	24,300,000	24,300,000	(g)(h)

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	19

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, SPA-Dexia Credit Local	0.380%	6/15/33	$26,110,000	$26,110,000	(g)(h)
New York City, NY, TFA, New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.360%	11/1/22	24,100,000	24,100,000	(g)(h)
New York State Housing Finance Agency Revenue, West 37th Street, LOC-Landesbank Hessen-Thuringen	0.430%	5/1/42	5,000,000	5,000,000	(g)(h)
Total New York				147,440,000
North Carolina — 0.1%
North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue, Duke School for Children, LOC-Bank of America	0.330%	9/1/27	1,700,000	1,700,000	(g)(h)
Ohio — 0.1%
Washington County, OH, Hospital Revenue, Marietta Area Health Care Inc., AGM, SPA-Bank One N.A.	0.560%	12/1/33	2,392,000	2,392,000	(g)(h)
Oregon — 0.0%
Clackamas County, OR, Hospital Facility Authority Revenue, Legacy Health Systems, LOC-U.S. Bank N.A.	0.260%	6/1/37	100,000	100,000	(g)(h)
Oregon State Health Housing, Educational & Cultural Facilities Authority Revenue, PeaceHealth, LOC-U.S. Bank N.A.	0.200%	12/1/15	200,000	200,000	(g)(h)
Total Oregon				300,000
Pennsylvania — 0.0%
Philadelphia, PA, Hospitals & Higher EFA Revenue, Children’s Hospital Philadelphia Project, SPA-JPMorgan Chase & Westdeutsche Landesbank	0.240%	7/1/22	600,000	600,000	(g)(h)
State Public School Building Authority, Albert Gallatin Area Schools, AGM, SPA-PNC Bank	0.480%	9/1/24	300,000	300,000	(g)(h)
Total Pennsylvania				900,000
South Carolina — 0.1%
South Carolina Jobs EDA Revenue, Ashley Hall Foundation Project, LOC-Bank of America N.A.	0.340%	12/1/36	2,000,000	2,000,000	(g)(h)
Tennessee — 1.5%
Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Southern Adventist University, LOC-Bank of America N.A.	0.340%	12/1/30	4,115,000	4,115,000	(g)(h)
Clarksville, TN, Public Building Authority Revenue, Pooled Financing, Tennessee Municipal Bond Fund, LOC-Bank of America N.A.	0.330%	11/1/35	14,300,000	14,300,000	(g)(h)

See Notes to Financial Statements.

20	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Tennessee — continued
Metropolitan Government of Nashville & Davidson County, TN, Industrial Development Board Revenue, YMCA Projects, LOC-Bank of America N.A.	0.530%	12/1/18	$3,080,000	$3,080,000	(g)(h)
Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool, LOC-Bank of America N.A.	0.330%	7/1/38	8,000,000	8,000,000	(g)(h)
Total Tennessee				29,495,000
Texas — 3.8%
Splendora, TX, Higher Education Facilities Corp. Revenue, Fellowship Christian Project, LOC-Bank of America N.A.	0.530%	1/1/17	5,600,000	5,600,000	(g)(h)
Texas State Transportation Commission Revenue, First Tier, SPA-Banco Bilbao Vizcaya	0.340%	4/1/26	67,300,000	67,300,000	(g)(h)
Total Texas				72,900,000
Washington — 0.1%
Washington State Housing Finance Commission, United Way of King County Project, LOC-Bank of America	0.390%	3/1/28	1,400,000	1,400,000	(g)(h)
Total Short-Term Investments (Cost — $365,153,000)				365,153,000
Total Investments — 102.0% (Cost — $1,906,330,574#)				1,947,700,162
Liabilities in Excess of Other Assets — (2.0)%				(37,845,597)
Total Net Assets — 100.0%				$1,909,854,565

(a)	Maturity date shown represents the mandatory tender date.

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Security is purchased on a when-issued basis.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	21

Legg Mason Western Asset Short Duration Municipal Income Fund

Abbreviations used in this schedule:
ABAG	—Association of Bay Area Governments
AGM	—Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	—American Municipal Bond Assurance Corporation - Insured Bonds
BAN	—Bond Anticipation Notes
CDA	—Communities Development Authority
COP	—Certificates of Participation
CSD	—Central School District
DFA	—Development Finance Agency
EDA	—Economic Development Authority
EDR	—Economic Development Revenue
EFA	—Educational Facilities Authority
FGIC	—Financial Guaranty Insurance Company - Insured Bonds
FHA	—Federal Housing Administration
GO	—General Obligation
GTD	—Guaranteed
HEFA	—Health & Educational Facilities Authority
IDA	—Industrial Development Authority
IDB	—Industrial Development Board
IDR	—Industrial Development Revenue
LIQ	—Liquidity Facility
LOC	—Letter of Credit
MFH	—Multi-Family Housing
MTA	—Metropolitan Transportation Authority
NATL	—National Public Finance Guarantee Corporation - Insured Bonds
PCR	—Pollution Control Revenue
PFA	—Public Facilities Authority
SPA	—Standby Bond Purchase Agreement - Insured Bonds
TFA	—Transitional Finance Authority
USD	—Unified School District

See Notes to Financial Statements.

22	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2012

Legg Mason Western Asset Short Duration Municipal Income Fund

Summary of Investments by Industry*
Transportation	12.7%
Industrial Revenue	11.0
Health Care	9.8
Special Tax Obligation	9.0
Education	7.6
Power	7.5
State General Obligation	5.5
Water & Sewer	4.5
Other	4.4
Solid Waste/Resource Recovery	3.7
Local General Obligation	2.3
Leasing	2.3
Pre-Refunded/Escrowed to Maturity	0.6
Housing	0.4
Short-Term Investments	18.7
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of April, 30, 2012 and are subject to change.

Ratings Table†
Standard & Poor’s/Moody’s/Fitch‡
AAA/Aaa	6.4%
AA/Aa	35.6
A	31.6
BBB/Baa	6.2
BB	0.4
A-1/VMIG1	18.7
NR	1.1
100.0%

†	As a percentage of total investments.

‡	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See pages 23 through 27 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	23

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

24	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Long-term security ratings (unaudited) (cont’d)

D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	25
BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.

NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

26	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Short-term security ratings (unaudited) (cont’d)

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

SG	—

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	27

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.
B	—	Fitch rating indicating minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term changes in financial and economic conditions.
C	—	Fitch rating indicating default is a real possibility.

NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

28	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2012

Assets:
Investments, at value (Cost — $1,906,330,574)	$1,947,700,162
Cash	41,406
Interest receivable	19,743,062
Receivable for Fund shares sold	14,519,315
Receivable for securities sold	15,000
Prepaid expenses	115,622
Total Assets	1,982,134,567

Liabilities:
Payable for securities purchased	56,806,839
Payable for Fund shares repurchased	13,822,665
Investment management fee payable	693,412
Service and/or distribution fees payable	560,455
Distributions payable	157,154
Accrued expenses	239,477
Total Liabilities	72,280,002
Total Net Assets	$1,909,854,565

Net Assets:
Par value (Note 7)	$3,675
Paid-in capital in excess of par value	1,876,350,653
Undistributed net investment income	25,886
Accumulated net realized loss on investments	(7,895,237)
Net unrealized appreciation on investments	41,369,588
Total Net Assets	$1,909,854,565

Shares Outstanding:
Class A	88,393,873
Class C	242,199,366
Class I	36,935,120

Net Asset Value:
Class A (and redemption price)	$5.20
Class C*	$5.20
Class I (and redemption price)	$5.20
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.32

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges (See Note 2).

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	29

Statement of operations (unaudited)

For the Six Months Ended April 30, 2012

Investment Income:
Interest	$19,840,261

Expenses:
Investment management fee (Note 2)	3,889,291
Service and/or distribution fees (Notes 2 and 5)	3,141,692
Transfer agent fees (Note 5)	220,712
Registration fees	77,039
Fund accounting fees	66,836
Legal fees	64,372
Shareholder reports	25,792
Insurance	15,594
Trustees’ fees	14,882
Audit and tax	14,258
Custody fees	4,526
Miscellaneous expenses	4,531
Total Expenses	7,539,525
Net Investment Income	12,300,736

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(76,074)
Change in Net Unrealized Appreciation (Depreciation) From Investments	10,483,161
Net Gain on Investments	10,407,087
Increase in Net Assets from Operations	$22,707,823

See Notes to Financial Statements.

30	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2012 (unaudited) and the Year Ended October 31, 2011	2012	2011

Operations:
Net investment income	$12,300,736	$25,653,400
Net realized loss	(76,074)	(209,459)
Change in net unrealized appreciation (depreciation)	10,483,161	(1,814,172)
Increase in Net Assets From Operations	22,707,823	23,629,769

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(12,288,252)	(25,653,400)
Decrease in Net Assets From Distributions to Shareholders	(12,288,252)	(25,653,400)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	710,815,042	954,318,558
Reinvestment of distributions	11,228,964	23,243,652
Cost of shares repurchased	(436,893,079)	(1,025,362,727)
Increase (Decrease) in Net Assets From Fund Share Transactions	285,150,927	(47,800,517)
Increase (Decrease) in Net Assets	295,570,498	(49,824,148)

Net Assets:
Beginning of period	1,614,284,067	1,664,108,215
End of period*	$1,909,854,565	$1,614,284,067
* Includes undistributed net investment income of:	$25,886	$13,402

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	31

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$5.16	$5.16	$5.08	$4.90	$4.91	$4.92

Income (loss) from operations:
Net investment income	0.04	0.10	0.09	0.11	0.15	0.16
Net realized and unrealized gain (loss)	0.04	(0.00) [3]	0.08	0.19	(0.01)	(0.01)
Total income from operations	0.08	0.10	0.17	0.30	0.14	0.15

Less distributions from:
Net investment income	(0.04)	(0.10)	(0.09)	(0.12)	(0.15)	(0.16)
Total distributions	(0.04)	(0.10)	(0.09)	(0.12)	(0.15)	(0.16)

Net asset value, end of period	$5.20	$5.16	$5.16	$5.08	$4.90	$4.91
Total return[4]	1.60%	1.90%	3.31%	6.21%	2.91%	3.05%

Net assets, end of period (000s)	$459,400	$413,831	$352,911	$241,364	$35,323	$16,255

Ratios to average net assets:
Gross expenses	0.65%[5]	0.65%	0.66%	0.66%	1.08%	1.13%[6]
Net expenses[7,8]	0.65 [5]	0.65	0.66	0.66	0.75 [9]	0.75 [6,9]
Net investment income	1.64 [5]	1.89	1.69	2.16	3.07	3.19

Portfolio turnover rate	4%	21%	15%	12%	11%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2012 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.13% and 0.75%, respectively.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$5.16	$5.16	$5.08	$4.90	$4.91	$4.92

Income (loss) from operations:
Net investment income	0.03	0.08	0.07	0.08	0.13	0.14
Net realized and unrealized gain (loss)	0.04	(0.00) [3]	0.08	0.20	(0.01)	(0.01)
Total income from operations	0.07	0.08	0.15	0.28	0.12	0.13

Less distributions from:
Net investment income	(0.03)	(0.08)	(0.07)	(0.10)	(0.13)	(0.14)
Total distributions	(0.03)	(0.08)	(0.07)	(0.10)	(0.13)	(0.14)

Net asset value, end of period	$5.20	$5.16	$5.16	$5.08	$4.90	$4.91
Total return[4]	1.42%	1.53%	2.94%	5.81%	2.54%	2.69%

Net assets, end of period (000s)	$1,258,496	$1,055,424	$1,173,874	$785,921	$21,507	$11,813

Ratios to average net assets:
Gross expenses	1.01%[5]	1.02%	1.01%	0.99%	1.68%	1.73%[6]
Net expenses[7,8]	1.01 [5]	1.02	1.01	0.99	1.10 [9]	1.10 [6,9]
Net investment income	1.28 [5]	1.52	1.33	1.60	2.71	2.85

Portfolio turnover rate	4%	21%	15%	12%	11%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2012 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.72% and 1.10%, respectively.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	33

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2012[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$5.16	$5.16	$5.08	$4.91	$4.92	$4.92

Income (loss) from operations:
Net investment income	0.05	0.10	0.09	0.11	0.16	0.17
Net realized and unrealized gain (loss)	0.04	(0.00) [3]	0.08	0.19	(0.01)	(0.01)
Total income (loss) from operations	0.09	0.10	0.17	0.30	0.15	0.16

Less distributions from:
Net investment income	(0.05)	(0.10)	(0.09)	(0.13)	(0.16)	(0.16)
Total distributions	(0.05)	(0.10)	(0.09)	(0.13)	(0.16)	(0.16)

Net asset value, end of period	$5.20	$5.16	$5.16	$5.08	$4.91	$4.92
Total return[4]	1.68%	2.04%	3.47%	6.13%	3.06%	3.41%

Net assets, end of period (000s)	$191,959	$145,029	$137,323	$48,792	$4,456	$875

Ratios to average net assets:
Gross expenses	0.51%[5]	0.52%	0.51%	0.52%	0.78%	0.91%[6]
Net expenses[7,8]	0.51 [5]	0.52	0.51	0.52	0.60 [9]	0.60 [6,9]
Net investment income	1.78 [5]	2.02	1.84	2.14	3.18	3.36

Portfolio turnover rate	4%	21%	15%	12%	11%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2012 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both been 0.90% and 0.60%, respectively.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Short Duration Municipal Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee,

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	35

among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

36	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Assets
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$1,582,547,162	—	$1,582,547,162
Short-term investments†	—	365,153,000	—	365,153,000
Total investments	—	$1,947,700,162	—	$1,947,700,162

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund may use futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	37

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

38	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, C, and I shares did not exceed 0.75%, 1.10% and 0.60%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. Class A and Class C shares acquired in an exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge (“CDSC”), remain subject to the original fund’s CDSC while held in the Fund. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For purchases made after August 1, 2012, the CDSC will apply to the redemption of Class A shares within 18 months of purchase.

For the six months ended April 30, 2012, LMIS and its affiliates received sales charges of approximately $19,000 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2012, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class C
CDSCs	$60,000	$0	*
*	Amount represents less than $1,000.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	39

3. Investments

During the six months ended April 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$168,857,723
Sales	53,720,000

At April 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$41,797,338
Gross unrealized depreciation	(427,750)
Net unrealized appreciation	$41,369,588

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended April 30, 2012, the Fund did not invest in any derivative instruments.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A and C shares calculated at the annual rate of 0.15% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$322,253	$42,049
Class C	2,819,439	153,916
Class I	—	24,747
Total	$3,141,692	$220,712

6. Distributions to shareholders by class

	Six Months Ended April 30, 2012	Year Ended October 31, 2011
Net Investment Income:
Class A	$3,531,012	$7,287,528
Class C	7,235,892	15,722,380
Class I	1,521,348	2,643,492
Total	$12,288,252	$25,653,400

40	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

7. Shares of beneficial interest

At April 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	30,324,984	$157,428,454	57,473,357	$295,382,309
Shares issued on reinvestment	614,011	3,186,217	1,285,024	6,603,564
Shares repurchased	(22,674,326)	(117,650,761)	(47,007,843)	(241,173,490)
Net increase	8,264,669	$42,963,910	11,750,538	$60,812,383

Class C
Shares sold	87,293,754	$453,135,114	103,416,141	$531,989,376
Shares issued on reinvestment	1,314,333	6,818,125	2,843,742	14,609,166
Shares repurchased	(50,819,266)	(263,712,508)	(129,364,936)	(663,172,017)
Net increase (decrease)	37,788,821	$196,240,731	(23,105,053)	$(116,573,475)

Class I
Shares sold	19,314,263	$100,251,474	24,665,479	$126,946,873
Shares issued on reinvestment	235,957	1,224,622	395,186	2,030,922
Shares repurchased	(10,695,527)	(55,529,810)	(23,585,678)	(121,017,220)
Net increase	8,854,693	$45,946,286	1,474,987	$7,960,575

8. Capital loss carryforward

As of October 31, 2011, the Fund had a net capital loss carryforward of approximately $7,819,163 of which $2,285,085 expires in 2012, $489,111 expires in 2014, $943,924 expires in 2015, $110,168 expires in 2016 and $3,990,875 expires in 2018. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	41

distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates

42	Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the court on October 20, 2011, terminating the litigation.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the

Legg Mason Western Asset Short Duration Municipal Income Fund 2012 Semi-Annual Report	43

Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted. On August 4, 2011, the Court held a status conference and granted plaintiff leave to file a motion for particularized discovery, while indicating that any attempt to amend the existing Compliant would be denied. On September 16, 2011, plaintiff filed motions for discovery and to amend the Complaint. Defendants filed oppositions to those two motions on October 27, 2011. Oral argument on the motions was heard on May 11, 2012 and the court reserved judgment.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

44	Legg Mason Western Asset Short Duration Municipal Income Fund

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 7-8, 2011, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Short Duration Municipal Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Legg Mason Western Asset Short Duration Municipal Income Fund	45

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as short municipal debt

46	Legg Mason Western Asset Short Duration Municipal Income Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2011 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as short municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was below the median and Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2013.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund

Legg Mason Western Asset Short Duration Municipal Income Fund	47

were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained substantially unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that although the Fund’s Contractual Management Fee does not have breakpoints, the Contractual Management Fee was below the asset-weighted average of management fees paid by other funds in the same Lipper investment classification/objective at all asset levels. The Board also noted that the Contractual Management Fee was below the median of the expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset

Short Duration Municipal Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken Chairman

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, NY 10154

Legg Mason Western Asset Short Duration Municipal Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Short Duration Municipal Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Short Duration Municipal Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02771 6/12 SR12-1673

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)     The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of
Legg Mason Partners Income Trust

Date: June 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: June 20, 2012

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer of
Legg Mason Partners Income Trust

Date: June 20, 2012